Financial instruments	9 Months Ended
Sep. 30, 2020
Financial Instruments [Abstract]
Financial instruments	Financial instruments
The following table shows the carrying amount of each Statement of Financial Position class split into the relevant category of financial instrument as defined in IFRS 9 “Financial Instruments”.

	Financial assets at amortized cost	Derivatives at fair value through profit or loss	Derivatives used for hedging	Financial liabilities at amortized cost	Total
September 30, 2020	€m	€m	€m	€m	€m
Assets
Derivative financial instruments	—	3.5	28.8	—	32.3
Trade receivables	133.3	—	—	—	133.3
Cash and cash equivalents	552.3	—	—	—	552.3
Liabilities
Derivative financial instruments	—	(0.1)	(69.8)	—	(69.9)
Trade and other payables excluding non-financial liabilities	—	—	—	(516.8)	(516.8)
Loans and borrowings	—	—	—	(1,838.3)	(1,838.3)
Total	685.6	3.4	(41.0)	(2,355.1)	(1,707.1)
Trade receivables disclosed in the table above are net of contract liabilities related to discounts and trade marketing expenses of €280.2 million.

Loans and borrowings are stated gross of capitalized deferred borrowing costs.

The Company has entered into facilities with third-party banks in which the Company may sell qualifying trade debtors on a non-recourse basis. Under the terms of the agreements, the Company has transferred substantially all the credit risks and control of the receivables, which are subject to this agreement. There were no derecognized trade receivables at the period end (December 31, 2019: nil).

The Company has implemented a Supply Chain Financing (“SCF”) program for its suppliers. The principal purpose of these arrangements is to provide the supplier with the option to access liquidity earlier through the sale of its receivables due from the Company to a bank or other financial institution prior to their due date. Management has determined that the Company’s payables to these suppliers have neither been extinguished nor have the liabilities been significantly modified by these arrangements. The value of amounts payable, invoice due dates and other terms and conditions applicable, from the Company’s perspective, remain unaltered, with only the ultimate payee being changed. At September 30, 2020, the value of amounts payable under the SCF program was nil (December 31, 2019: nil). The cash outflows in respect of these arrangements will be recognized within operating cash flows.

	Financial assets at amortized cost	Financial assets at fair value through profit or loss	Derivatives at fair value through profit or loss	Derivatives used for hedging	Financial liabilities at amortized cost	Total
December 31, 2019	€m	€m	€m	€m	€m	€m
Assets
Derivative financial instruments	—	—	1.0	20.4	—	21.4
Trade receivables	143.6	—	—	—	—	143.6
Cash and cash equivalents	747.4	78.7	—	—	—	826.1
Short-term investments	—	25.0	—	—	—	25.0
Liabilities
Derivative financial instruments	—	—	—	(44.9)	—	(44.9)
Trade and other payables excluding non-financial liabilities	—	—	—	—	(483.4)	(483.4)
Loans and borrowings	—	—	—	—	(1,884.2)	(1,884.2)
Total	891.0	103.7	1.0	(24.5)	(2,367.6)	(1,396.4)
Trade receivables disclosed in the table above are net of contract liabilities related to discounts and trade marketing expenses of €191.2 million.
Loans and borrowings are stated gross of capitalized deferred borrowing costs.
The Company has determined that the carrying amount of trade receivables, trade payables and cash and cash equivalents are a reasonable approximation of fair value.
Derivative financial instruments
The financial instruments are not traded in an active market and so the fair value of these instruments is determined from the implied forward rate. The valuation technique utilized by the Company maximizes the use of observable market data where it is available. All significant inputs required to fair value the instrument are observable. The Company has classified its derivative financial instruments as level 2 instruments as defined in IFRS 13 “Fair value measurement”.
Short-term investments
Short-term investments are valued using inputs that are derived principally from or corroborated by observable market data. The Company has classified these as level 2 instruments as defined in IFRS 13 “Fair value measurement”. As at September 30, 2020, there were no short-term investments outstanding (2019: €25.0 million).
Interest bearing loans and borrowings

The fair value of the Senior Secured Notes is determined by reference to price quotations in the active market in which they are traded. They are classified as level 1 instruments. The fair value of the senior loans is calculated by discounting the expected future cash flows at the period end’s prevailing interest rates. They are classified as level 2 instruments. There is no requirement to determine or disclose the fair value of lease liabilities.

The Company has outstanding Senior Loans of €553.2 million and $926.0 million (€790.2 million) respectively (the “Loans”). Loans are repayable on May 15, 2024. The Senior USD Loan requires a repayment of $9.6 million (€8.2 million) in May each year until maturity. Furthermore, as part of the Senior Loan structure, the Company is additionally required to undertake an annual excess cash flow calculation whereby additional principal could be paid. An €80.0 million Revolving Credit Facility is available until May 15, 2023 and is utilized also to support the issuance of letters of credit and bank guarantees.

The Company uses cross currency interest rate swaps to convert $926.0 million of Senior USD Loans into €836.5 million of EUR denominated debt with a fixed rate of interest, designated as a cash flow hedge. Additional cross currency interest rate swaps have been entered into that receive €306.6 million with fixed interest flows and pays £258.1 million with fixed interest flows. £220.2 million of these swaps have been designated as a net investment hedge of the Company's investments in Pound Sterling. Hedging instruments mirror the annual amortization payments made under the loans and are adjusted for repayments made under the annual excess cash flow calculation.
Nomad Foods BondCo Plc has €400.0 million of 3.25% Senior Secured notes due May 15, 2024 (the “Notes”). Interest on the Notes is payable semi-annually in arrears on May 15 and November 15.

The Senior Loans, Senior Secured Notes and any drawn balances of the Revolving Credit Facility are secured with equal ranking against assets of the Company and specified subsidiaries.

	Fair value		Carrying value
	September 30, 2020	December 31, 2019	September 30, 2020	December 31, 2019
	€m	€m	€m	€m
Senior EUR/USD loans	1,331.2	1,396.9	1,330.5	1,371.9
Other external debt	0.1	3.3	0.1	3.3
2024 fixed rate senior secured notes	405.8	411.3	400.0	400.0
Less deferred borrowing costs	—	—	(7.4)	(8.9)
Total	1,737.1	1,811.5	1,723.2	1,766.3